UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 20, 2014

Smith & Wesson Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	001-31552	87-0543688
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2100 Roosevelt Avenue

Springfield, Massachusetts

01104

(Address of Principal Executive Offices) (Zip Code)

(800) 331-0852

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

As described in Item 7.01, we are furnishing this Current Report on Form 8-K in connection with the disclosure of information during an analyst conference call and webcast on June 20, 2014 discussing our investor presentation. The disclosure provided in Item 7.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.02.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 7.01. Regulation FD Disclosure.

We are furnishing this Current Report on Form 8-K in connection with the disclosure of information during an analyst conference call and webcast on June 20, 2014 discussing our investor presentation. The transcript of the analyst conference call and webcast is included as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

The text included with this Current Report on Form 8-K is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.

Certain statements contained in this Current Report on Form 8-K may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, but are not limited to, statements regarding our vision and mission; our focus on the sporting goods channel and the consumer; product categories that represent great opportunities for the company as we think about the years to come and we continue to execute our great strategies; our belief that if we continue to meet the needs, wants, and desires of our consumers and uses of our firearms then that really puts us in a strong position to continue doing what we’ve been doing; our strategic corporate objectives, including our focus on our firearm business, our focus on profits for growth, our focus on streamlining and standardizing a lot of our business operations and processes, our focus on customer satisfaction and loyalty, and our pursuit of strategic relationships and acquisitions that relate to our business; our rules, including to concentrate on firearms, to protect and sustain our Smith & Wesson brand, especially as we focus on some of the other brands that we have and begin to increase that level of aided awareness and start to leverage them in the future, to be a consumer-centric, marketing-led company, to focus on compliance – a fanatical pursuit of excellence, to invest in our brands, which we will continue to do, especially as we bring up some of the other brands that we have, to channel U.S. sporting goods, which is where we can really take share in a meaningful way that’s going to really add value to our business, to focus on the consumer market, to have high utilization of assets we have invested in for our infrastructure, capacity, and tooling, and to look at new products strategically; our future business plan, including to solidify our business for a solid platform for the future and future growth, whether that’s inorganic or organic, to start accelerating our growth again in 2016 as we believe the market will continue to expand, and to scale and leverage everything that we’re laying the foundation for now; our belief that the market is going to expand over the long term in the range of 8% to 10%; our aggressive targeting of five consumer segments in the shooting sport; our efforts to connect and communicate with new women shooters so that they develop a preference and a trust in our brand and our very strong product portfolio; our focus on trying to be very strict about our levels of inventory; our desire to participate in the U.S. Army’s M9 replacement, and our belief that we are very strongly positioned to compete; our belief that our investments in our facilities will generate capacity to help us grow and to increase our flexibility so that we can be way more responsive to changes in market demand between product categories; our estimate of capital expenditures, demand for certain products, SAP expenses, SG&A expenses, stock repurchases, revenue, GAAP earnings per share, and tax rate for future periods; our belief that we have the leading position in the U.S. firearm market and our recognition that we’ll always look to enhance and strengthen that position going forward; our belief that we’re always considering and assessing how we’re going to strengthen our product portfolio with new products; our objective to take share from competition; our target model of quarterly gross margins and quarterly operating margins; and our expectation that we will continue looking at vertical integration opportunities. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include the demand for our products; the costs and ultimate conclusion of certain legal matters, including the DOJ and SEC matters; the state of the U.S. economy; general economic conditions and consumer spending patterns; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our growth opportunities; our anticipated growth; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; the position of our hunting products in the consumer discretionary marketplace and distribution channel; our penetration rates in new and existing markets; our strategies; our ability to introduce new products; the success of new products; our ability to expand our markets; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2014.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number	Exhibits

99.1	Transcript of analyst conference call and webcast conducted on June 20, 2014

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: June 23, 2014	By:	/s/ Jeffrey D. Buchanan
Jeffrey D. Buchanan
Executive Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

99.1	Transcript of analyst conference call and webcast conducted on June 20, 2014